SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.1 )

Filed by the Registrant |X|
Filed by a Party other than the Registrant  | |
Check the appropriate box:
| |   Preliminary Proxy Statement
| |   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Zoom Telephonics, Inc.
                (Name of Registrant as Specified In Its Charter)

        (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)      Title of each class of securities to which transaction applies:
         ----------------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
                  (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------------

         5) Total fee paid:
         ----------------------------------------------------------------------
| |   Fee paid previously with preliminary materials.
| |   Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         ----------------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------

         3)       Filing Party:
         ----------------------------------------------------------------------

         4)       Date Filed:
         ----------------------------------------------------------------------

May 19, 1999


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


RE:  Zoom Telephonics, Inc. - Definitive Proxy Statement, as amended
     ---------------------------------------------------------------


Ladies and Gentlemen:

     Transmitted herewith for filing with the Securities and Exchange Commission ("SEC") via the EDGAR System is an amendment to the Company's Definitive Proxy Statement and Form of Proxy, as filed with the SEC on April 30, 1999, which will be used in connection with the Company's Annual General Meeting of Shareholders to be held on June 25, 1999. The Company intends to mail the definitive proxy materials on or about May 21, 1999.



                               Very truly yours,

                               ZOOM TELEPHONICS, INC.


                               By: /s/Frank Manning
                               --------------------
                                      President

                             ZOOM TELEPHONICS, INC.
                                207 South Street
                                Boston, MA 02111
May 21, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of Zoom Telephonics, Inc. to be held at 9:00 a.m. Eastern time on the 25th day of June, 1999 at The Conference Center, One Financial Center, 2nd Floor, Boston, Massachusetts 02111. One Financial Center is located accross Atlantic Avenue from South Station. Please note that this is a new location near Zoom.

     A buffet breakfast will be available starting at 8:30 a.m. and the Meeting will begin at 9:00 a.m. Officers and directors will be available for discussion before and after the Meeting. After the short formal part of the Meeting, there will be a Zoom presentation and a question-and-answer period.

     Whether or not you plan to attend, we urge you to sign and return the enclosed proxy so that your shares will be represented. If you change your mind about your proxy at the Meeting, you can withdraw your proxy and vote in person.

     I look forward to seeing those of you who will be able to attend.



                                  Frank Manning
                                  President

                             ZOOM TELEPHONICS, INC.
                                207 South Street
                                Boston, MA 02111


NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the "Meeting") will be held on June 25, 1999 at 9:00 a.m. Eastern time at The
Conference Center, One Financial Center, 2nd Floor, Boston, Massachusetts 02111, and simultaneously (linked by telephone) at Suite 680, One Bentall Centre, 505 Burrard Street, Vancouver, B.C. V7X 1M4 for the following purposes:

     1. To place before the Meeting, the Report of the Directors (including management's discussion and analysis of financial condition and results of operation), the financial statements of Zoom Telephonics, Inc. for the year ending December 31, 1998, and the Report of the Auditor on the financial statements;

     2.     To elect five (5) directors for the ensuing year;

     3. To appoint an auditor for the ensuing year at a remuneration to be fixed by the directors; and

     4. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     The Board of Directors has fixed the close of business on April 29, 1999 as the record date for determining Shareholders entitled to receive notice of the Meeting and, subject to subsequent transferees taking steps to be added to the voting list in the manner set forth under "Voting Shares and Record Date" in the Proxy Circular, to vote at the Meeting.

     Shareholders who are unable to attend the Meeting in person are requested to complete, sign, date and return the enclosed Form of Proxy in the envelope provided. A proxy will not be valid unless it is deposited and received at the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 before 6:00 p.m. Eastern time on June 24, 1999.

Boston, Massachusetts
May 21, 1999
                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         Frank Manning
                                         President









   IMPORTANT: YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE PROVIDED, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. HOWEVER, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                                                  THANK YOU FOR ACTING PROMPTLY.

                             ZOOM TELEPHONICS, INC.

              PROXY CIRCULAR FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 1999


                             SOLICITATION OF PROXIES

     THIS PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ZOOM TELEPHONICS, INC. ("ZOOM") FOR USE AT THE ANNUAL GENERAL MEETING AND ANY ADJOURNMENTS OF THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF ZOOM (THE "MEETING") TO BE HELD ON JUNE 25, 1999, AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE NOTICE OF MEETING.

     It is expected that the solicitation will be primarily by mail. Zoom has retained CIBC Mellon Trust Company and Corporate Investor Communications, Inc. to assist in the solicitation of proxies from brokerage firms, banks and other institutional nominees. Zoom may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials. Proxies may also be solicited personally or by telephone by directors, officers or employees of Zoom at nominal cost. The cost of this solicitation will be borne by Zoom.

     The approximate date on which this Proxy Circular, Notice of Meeting and accompanying Form of Proxy are first being mailed to Shareholders is May 21, 1999.

     Zoom's principal executive offices are located at 207 South Street, Boston, Massachusetts 02111 and its telephone number is (617) 423-1072.


                      APPOINTMENT AND REVOCATION OF PROXIES

     The persons named as proxy holders in the accompanying this Form of Proxy are nominees of Zoom's management. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT SUCH SHAREHOLDER AT THE MEETING MAY DO SO, EITHER BY:


      (a)     STRIKING OUT THE PRINTED NAMES AND INSERTING  THE DESIRED
              PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR


      (b)     BY COMPLETING ANOTHER PROPER FORM OF PROXY.

     The completed Form of Proxy must be deposited and received at the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 before 6:00 p.m. Eastern time on June 24, 1999.

     A Shareholder who has given a proxy in the form accompanying this Proxy Circular may revoke it at any time before it is voted. It may be revoked by an instrument in writing delivered to the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072, or to the registered office of Zoom, at Suite 680, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia V7X 1M4 at any time up to and including the last business day preceding the day of the Meeting, or to the Chairman of the Meeting on the day of the Meeting or any adjournments thereof, or it may be revoked by written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Meeting and voting in person.

                                VOTING OF PROXIES

     The votes of Shareholders present in person or by proxy at the Meeting will be tabulated by a scrutineer appointed by Zoom. The presence, in person or by proxy, of at least one-third of the outstanding shares of Common Stock of Zoom is necessary to constitute a quorum at the Meeting. The five nominees for directors of Zoom who receive the greatest number of votes cast by the Shareholders present in person or by proxy at the Meeting and entitled to vote thereon will be elected directors of Zoom. The affirmative vote of a majority of the votes of the holders of the Common Stock present in person or by proxy at the Meeting will be required for the approval of Proposal No. 2, the appointment of KPMG Peat Marwick LLP as Zoom's independent auditor.

     In the case of abstentions from or withholding of the voting of shares of Common Stock on any matter, the shares of Common Stock which are the subject of abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative votes on the matter to be voted upon. Brokers may not vote shares of Common Stock held in street name on behalf of customers on a proposal without specific instructions from their customers. If a customer has not given any instructions on the proposals, then the votes attaching to such customer's shares of Common Stock are not counted for purposes of a quorum. If a customer has given instruction on some but not all of the proposals, then the votes attaching to the customer's shares of Common Stock are counted for the determination of a quorum for all purposes. On any given proposal, where no instructions are received from the customer, the votes attaching to such customer's shares of Common Stock ("broker non-votes") will not be counted as affirmative or negative votes on the matter to be voted upon.

     In voting by proxy with regard to the election of directors, Shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. If a choice with respect to any matter to be acted upon has been specified in a proxy, the shares represented by that proxy will be voted in accordance with the specification so made. IF A CHOICE IS NOT SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY MANAGEMENT IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY, AND FOR THE NOMINEES OF MANAGEMENT FOR DIRECTORS AND APPOINTMENT OF AUDITOR.

     The Form of Proxy accompanying this Proxy Circular confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Circular, management of Zoom knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Meeting.

                          VOTING SHARES AND RECORD DATE

     The record date as of which Shareholders are entitled to receive notice of and to vote at the Meeting is April 29, 1999. As of that date, 7,474,871 shares of Common Stock, without par value, of Zoom were issued and outstanding. Each share carries the right to one vote on each matter to be voted upon at the Meeting.

     Each holder of record of shares of Common Stock of Zoom on April 29, 1999 is entitled to vote such holder's shares at the Meeting except to the extent that the holder transfers any shares and the transferee of such shares produces properly endorsed share certificates or otherwise establishes that such transferee owns the shares and demands not later than ten (10) days before the Meeting to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee (and not the transferor) is entitled to vote such shares at the Meeting.

                                     REPORTS

     At the Meeting, Zoom will submit to the Shareholders the following: (i) the Report of the Board of Directors; (ii) the financial statements of Zoom for the year ending December 31, 1998; and (iii) the Report of the Independent Auditor on the financial statements. Zoom's Annual Report to Shareholders for the fiscal year ending December 31, 1998, including financial statements audited by KPMG Peat Marwick LLP and management's discussion and analysis of those financial statements, is being mailed to Shareholders simultaneously with this Proxy Circular. No action will be required from the Shareholders with respect to these reports.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     A board of five (5) directors is to be elected at the Meeting. The persons named in the following table are proposed by management for election as directors of Zoom. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently directors of Zoom. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Articles of Continuance of Zoom or he becomes disqualified to act as a director. The five (5) nominees who receive the greatest number of votes cast by Shareholders present, in person or by proxy, and entitled to vote at the Meeting, will be elected directors of Zoom.


Name                               Age                   Principal Occupation                   Director Since
------------------------------ ------------ ----------------------------------------------- ------------------------
Frank B. Manning                   50       Chief   Executive   Officer,   President   and           1977
                                            Chairman  of the  Board  of Zoom  Telephonics,
                                            Inc.
Peter R. Kramer                    47       Executive  Vice President and Director of Zoom           1977
                                            Telephonics, Inc.
Bernard Furman (1)(2)              69       Consultant                                               1991
L. Lamont Gordon (1)               66       Chairman of Sprott Securities Limited                    1992
J. Ronald Woods (1)(2)             63       Vice President of Jascan, Inc.                           1991
----------------------

(1) Member of the Audit Committee
(2) Member of the Stock Option Committee


Background of Nominees

     Frank B. Manning is President, Chief Executive Officer, and a co-founder of Zoom Telephonics, a Boston-based publicly held manufacturer of modems, wireless networking products, and other data communication products. Mr. Manning received his B.S., M.S., and Ph.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation fellow. Since 1993 he has also been a Director of MicroTouch, the world leader in touchscreens for personal computers. In 1998 Mr. Manning became a Director of the Massachusetts Technology Development Corporation, which invests in seed and early-stage technology companies in Massachusetts. Frank Manning is the brother of Terry Manning, Vice President of Sales and Marketing at Zoom.

     Peter R. Kramer is a co-founder of Zoom and has been Executive Vice President and a Director of Zoom since May 1977. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975.

     Bernard Furman has been a Director of Zoom since 1991. Mr. Furman has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988.

     L. Lamont Gordon has been a Director of Zoom since 1992. Since 1987, Mr. Gordon has served as the Chairman of Sprott Securities Limited, a Canadian institutional stock brokerage firm, and a member of the Toronto Stock Exchange. He co-founded Gordon Securities Limited in 1969 and served as President until 1978 and as Chairman until 1979. He then founded Gordon Lloyd-Price Investments Limited, a private investment holding company and has served as its Chairman since 1979.

     J. Ronald Woods has been a Director of Zoom since 1991. Since June 1996, Mr. Woods has served as Vice President-Investments of Jascan, Inc. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a director of Upton Resources, Inc., Cryptologic Inc., Jascan Inc., Highridge Exploration Ltd., Place Resources Ltd. and ARC International Corp.

Committees and Meetings of the Board of Directors

     The Board of Directors has an Audit Committee consisting of Messrs. Furman, Woods and Gordon, and a Stock Option Committee consisting of Messrs. Furman and Woods. The functions of the Audit Committee are to review the engagement of auditors, including the fee, scope and timing of the audit and other services rendered, and to review policies and procedures with respect to internal controls. The function of the Stock Option Committee is to administer and award options under the Zoom Telephonics, Inc. Stock Option Plans. The Board of Directors does not have a nominating or compensation committee.

     During the year ending December 31, 1998, the Board of Directors held three
(3) meetings and acted by unanimous written consent on one (1) occasion, and the Stock Option Committee acted by unanimous written consent two (2) times. In addition, management consulted with members of the Board of Directors throughout the year on an informal basis. Each Director attended at least 75% of the total number of meetings of the Board and the committees on which he served, with the exception of Mr. Gordon and Mr. Woods.

Directors' Compensation

     Commencing January 1, 1999, each non-employee director of Zoom receives $2,000 per year, payable quarterly, and in addition, each non-employee director of Zoom also receives $500 for each meeting of the Board of Directors of Zoom personally attended, exclusive of meetings held by means of a telephone conference. Travel and lodging expenses are also reimbursed.

     Each non-employee director of Zoom is also granted stock options under the Zoom Telephonics, Inc. 1991 Directors Stock Option Plan, as amended (the "Directors' Plan"). Currently, the non-employee Directors of Zoom are Bernard Furman, J. Ronald Woods and L. Lamont Gordon. The Directors' Plan provides in the aggregate that 198,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors' Plan. Under the Directors' Plan, each non-employee director automatically receives an option to purchase 6,000 shares of Common Stock on January 10 and July 10 of each year. The exercise price for the options granted under the Directors' Plan is the fair market value of the Common Stock on the date the option is granted.

     Options granted under the Directors' Plan may be exercised at any time commencing six (6) months after the date of grant and ending two (2) years from the date of grant; provided, however, that in the event the participant ceases to be a director of Zoom, the option must be exercised upon the earlier to occur of (i) two (2) years from the date of grant, (ii) one (1) month from the date of termination in the event of termination for any reason other than death or disability, or (iii) one (1) year from the date of termination as a result of death or disability of the director. Generally, options granted under the Directors' Plan are non-assignable and non-transferable except in the event of the option holder's death or permanent disability.

     During fiscal 1998, Messrs. Furman, Woods and Gordon each received options to purchase 12,000 shares of Common Stock under the Directors' Plan at an average exercise price of $6.91 per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 29, 1999, by (i) each person who is known by Zoom to own beneficially more than five (5) percent of Zoom's Common Stock, (ii) each of Zoom's directors and each Named Executive in the Summary
Compensation Table under "Executive Compensation", and (iii) all of Zoom's directors and executive officers as a group.

                                                 Number of Shares
Name                                             Beneficially Owned                    % of Common Stock
Frank B. Manning  1,3                                 722,246                         9.5%
c/o Zoom Telephonics, Inc.
207 South Street
Boston, MA 02111

Peter R. Kramer  2                                    522,449                         7.0%
c/o Zoom Telephonics, Inc.
207 South Street
Boston, MA 02111

T. Pat Manning   3                                    450,033                         6.0%
1821 Sherman Drive
St. Charles, MO 63303

Bernard Furman   4                                    116,500                         1.6%

J. Ronald Woods  5                                     20,000                           *

L. Lamont Gordon 6                                     18,000                           *

Dana B. Whitney  7                                     14,800                           *

Robert A. Crist  8                                     12,200                           *

Deena M. Randall 9                                     10,500                           *

All Directors and Current                           1,558,783                        20.8%
Executive Officers
as a  group  (10  persons)  1,3,4,5,6,7,8,
9,10
----------------------------

*Less than one percent of shares outstanding.

(1) Includes 126,000 shares that Mr. Manning has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

(2) Includes 42,000 shares that Mr. Kramer has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

(3)     T. Pat Manning and Frank Manning are brothers.

(4) Includes 18,000 shares that Mr. Furman has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

(5) Includes 18,000 shares that Mr. Woods has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.
(6) Includes 18,000 shares that Mr. Gordon has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

(7) Includes 14,000 shares that Mr. Whitney has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

(8) Includes 10,500 shares that Mr. Crist has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

(9) Includes 10,500 shares that Ms. Randall has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.


(10) Includes 42,000 shares that the executive officers of Zoom, who are not named above, have the right to acquire under outstanding stock options exercisable within sixty (60) days after April 29, 1999.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table shows, for the fiscal years ending December 31, 1998, 1997 and 1996, the compensation of each person who served as Chief Executive Officer and each of Zoom's executive officers whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to Zoom during the last three (3) fiscal years (the "Named Executives").

     Note: Bonus payment amounts do not reflect the performance or value of an executive. Zoom focuses on the total compensation of each executive, including base salary, bonus, and stock options.

                                                                                   Long Term
                                                  Annual Compensation         Compensation Awards
                                                  -------------------         -------------------
                                                                                  Securities
                                                                                  Underlying         All Other
Name and                            Year         Salary         Bonus            Stock Options      Compensation
Principal Position                                                                   (#)                (1)
--------------------------------- ------------ -------------  -------------     ----------------    -------------

Frank B. Manning,                 12/31/98     $ 100,305      $ 10,000            103,500             $  460
Chief Executive Officer,          12/31/97     $ 101,500           0                  0               $  420
President and Chairman of         12/31/96     $ 100,000           0              180,000             $  416
the Board

Peter R. Kramer,                  12/31/98     $ 100,305      $ 10,000             69,000             $  370
Executive Vice President          12/31/97     $ 101,500           0                  0               $  340
0
and Director                      12/31/96     $ 100,000           0               60,000             $  346

Robert A. Crist,(2)               12/31/98     $ 130,304           0               34,500                 0
Vice President of Finance         12/31/97     $  65,325           0               30,000                 0
and Chief Financial Officer       12/31/96         ---            ---                ---                 ---

Deena M. Randall,                 12/31/98     $  95,537      $  9,000             34,500                 0
Vice President-Operations         12/31/97     $  94,988      $  7,000                0                   0
                                  12/31/96     $  93,137           0                30,000                0

Dana B. Whitney,                  12/31/98     $ 110,796      $  6,000             24,000                 0
Vice President-Engineering        12/31/97     $ 107,324           0                  0                   0
                                  12/31/96     $  90,252           0               20,000                 0

----------------------

(1) Consisting of the insurance premiums paid by Zoom for term life insurance policies for the benefit of Mr. Manning and Mr. Kramer.

(2)      Mr. Crist became an executive officer of Zoom on July 1, 1997.

     For the fiscal year ending December 31, 1998, all of Zoom's executive officers as a group (7 persons) received, in the aggregate, cash compensation of $763,740.


Option/SAR Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1998.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                      Potential Realizable Value
                        Number of       % of Total                                     At Assumed Annual Rates
                        Securities        Options                                     of Stock Price Appreciation
                        Underlying       Granted to      Exercise or                      for Option Term (2)
                      Options Granted   Employees in      Base Price    Expiration  -------------------------------
 Name                     (#)(1)         Fiscal Year        ($/Sh)        Date          5% ($)        10% ($)
--------------------- ---------------  --------------   -------------- ------------ --------------- ---------------

Frank B. Manning           90,000         17.59%            4.531        08/06/01        64,278        134,978
                           13,500          2.64%            4.125        11/20/01        10,777         18,432

Peter R. Kramer            60,000         11.72%            4.531        08/06/01        42,852         89,986
                            9,000          1.76%            4.125        11/20/01         5,852         12,288

Robert A. Crist            30,000          5.86%            4.531        08/06/01        21,426         44,993
                            4,500           .88%            4.125        11/20/01         2,925          6,144

Deena M.Randall            30,000          5.86%            4.531        08/06/01        21,426         44,993
                            4,500           .88%            4.125        11/20/01         2,925          6,144

Dana B. Whitney            20,000          3.91%            4.531        08/06/01        14,284         29,876
                            4,000           .78%            4.125        11/20/01        19,101          2,861
------------------

(1) The options were granted under the 1990 Stock Option Plan, as amended, and are subject to a vesting schedule pursuant to which, in general, the options become exercisable at a rate of 50% per year commencing one year after the date of grant provided the holder of the option remains employed by the Company. Options generally may not be exercised later than 36 months after the date of grant.

(2)  The assumed rates are compounded annually for the full term of the options.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year End Option Values

     The  following  table  sets  forth  information  with  respect to the Named
Executives  concerning  the  exercise  of options  during the fiscal year ending
December 31, 1998 and unexercised options held as of December 31, 1998.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FISCAL YEAR END OPTION VALUES

                                                                                             Value of Unexercised
                                                          Number of Securities            In-the-Money Options/SARs
                                                         Underlying Unexercised               at FY-End ($) (2)
                                                      Options/SARs at FY-End (#)(1)
                                                     -------------------------------     -----------------------------
                          Shares
                         Acquired         Value
                       on Exercise       Realized
    Name                   (#)             ($)          Exercisable     Unexercisable    Exercisable    Unexercisable
--------------------- --------------- -------------- ---------------- ---------------- --------------- ---------------

Frank B. Manning           0              0              126,000          157,500         0              0
Peter R. Kramer            0              0               42,000           87,000         0              0
Robert A. Crist            0              0               10,500           54,000         0              0
Deena M. Randall           0              0               10,500           54,000         0              0
Dana B. Whitney            0              0               14,000           30,000         0              0
------------------

(1) Of the 283,500 options to purchase shares of Common Stock held by Mr. Manning, 90,000 options have an exercise price of $17.50 per share, 90,000 options have an exercise price of $8.125 per share, 90,000 options have an exercise price of $4.531 per share and 13,500 have an exercise price of $4.125 per share. Of the options to purchase shares of Common Stock held by Mr. Kramer, Ms. Randall and Mr. Whitney, 60,000, 30,000 and 20,000 options respectively have an exercise price of $8.125 per share; 60,000, 30,000 and 20,000 options respectively have an exercise price of $4.531 per share and 9,000, 4,500 and 4,000 respectively have an exercise price of $4.125 per share. Of the options to purchase shares of Common Stock held by Mr. Crist, 30,000 options have an exercise price of $7.3125 per share, 30,000 options have an exercise price of $4.531 per share and 4,500 options have an exercise price of $4.125 per share.

(2) Based upon the closing price of Zoom's Common Stock on December 31, 1998 on the Nasdaq National Market ($4.00). As of December 31, 1998, no options held by a Named Executive had an exercise price of less than $4.00.


      Options to purchase Zoom's Common Stock have been granted to executive officers and other employees of Zoom under the Zoom Telephonics, Inc. Stock Option Plan, as amended (the "1990 Plan"). The 1990 Plan is administered by the Stock Option Committee of the Board of Directors.

     During the fiscal year ending December 31, 1998, Zoom's executive officers as a group (7 persons) were granted in the aggregate options to purchase a total of 317,250 shares of Zoom's Common Stock, net of cancellations, at an average exercise price per share of $4.48. During the year, executive officers exercised an aggregate of zero options.

Insider Participation in Compensation Decisions
      Decisions regarding executive compensation, exclusive of the administration of the 1990 Plan, are made by the entire Board of Directors. The Board of Directors has no Compensation Committee. The Stock Option Committee, consisting of Messrs. Furman and Woods, is responsible for administering the 1990 Plan, including determining the individuals to whom stock options are awarded, certain of the terms upon which option grants are made, and the number of shares subject to each option granted under the 1990 Plan. No member of the Stock Option Committee is a former or current officer or employee of Zoom. Mr. Manning and Mr. Kramer, who are executive officers and directors of Zoom, made recommendations to the Stock Option Committee regarding the granting of stock options and participated in deliberations of the Board of Directors concerning executive officer compensation. Neither Mr.Manning nor Mr. Kramer participated in any vote establishing their compensation.

Board of Directors Report on Executive Compensation
      The primary objectives of the Board of Directors in developing executive compensation policies are to enhance the profitability of Zoom by closely aligning the financial interests of Zoom's executive officers with those of its Shareholders and to attract and retain key executives important to the long-term success of Zoom. To effect these objectives, the Board of Directors pays Zoom's executive officers what the Board believes to be relatively low cash compensation while providing those officers with significant performance-based long-term incentive compensation and the opportunity to build a substantial ownership interest in Zoom through the granting of stock options.

      Frank Manning, Zoom's Chief Executive Officer, received cash compensation for the fiscal year ending December 31, 1998, in the amount of $110,305. The Board of Directors has not conducted any surveys of salaries of executive officers, but based upon its experience believes that the cash compensation of its executive officers, including the compensation received by Mr. Manning, is low as compared to the cash compensation of comparable executive officers in similarly situated companies. The low level of compensation of Mr. Manning reflects Mr. Manning's request to limit his compensation. If not for this request, the Board of Directors would have set Mr. Manning's compensation at a higher level to better reflect his importance and contributions to Zoom.

      During fiscal 1998, Mr. Manning was granted 103,500 options to purchase shares of Common Stock at an average exercise price of $4.48 per share. Other executive officers as a group were granted 213,750 options to purchase shares of Common Stock at an average exercise price of $4.48 per share. In determining the number of options to be granted to the executive officers, the Stock Option Committee reviews recommendations provided by the Chief Executive Officer and makes a subjective determination regarding that recommendation based upon the following criteria: (i) the relatively low level of cash compensation and the corresponding need to provide significant alternative incentives for its executive officers, (ii) the financial performance of Zoom, (iii) the individual performance of the executive officer and (iv) the number of shares subject to options held by each executive officer. No particular weight is given to any of these factors, rather each executive officer's total compensation package is reviewed as a whole, and recommendations from the Chief Executive Officer are given deference absent countervailing concerns.

        Board of Directors                         Stock Option Committee

        Frank B. Manning                           Bernard Furman
        Peter R. Kramer                            J. Ronald Woods
        Bernard Furman
        J. Ronald Woods
        L. Lamont Gordon



Performance Graph
      The following graph compares the annual change in Zoom's cumulative total Shareholder return for the five (5) year period from December 31, 1993 through December 31, 1998, based upon the market price of Zoom's Common Stock, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's High Technology Composite Index for that period.

Total Return Comparison
Assume $100 Invested on 12/31/93

                              [Graph Inserted Here]

Comparison of Cumulative Total
Return Among:                           12/31/93    12/31/94    12/31/95    12/31/96   12/31/97    12/31/98

High Tech Composite Index                 100.00      114.29      164.81      237.20     289.62      349.48
S&P 500 Index                             100.00      101.32      139.34      171.34     224.47      235.14
Zoom Telephonics, Inc.                    100.00       70.00      175.56       90.04      60.00       35.56

      The Performance Group assumes the investment of $100 on December 31, 1993 in Zoom's Common Shares, the Standard & Poor's 500 Stock Index and the Standard & Poor's High Technology Composite Index, and the reinvestment of any and all dividends.

              COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and executive officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. To Zoom's knowledge, all of the required reports were filed by such persons during fiscal 1998.

                                 PROPOSAL NO. 2
                             APPOINTMENT OF AUDITOR


     Management of Zoom proposes to nominate the accounting firm of KPMG Peat Marwick LLP to serve as Zoom's independent auditors, at a remuneration to be fixed by the directors, until the next Annual General Meeting of Shareholders. KPMG Peat Marwick LLP also served as Zoom's independent auditors during the fiscal year ended December 31, 1998. KPMG Peat Marwick LLP has acted as auditors for Zoom since 1986, and the Board of Directors believes it is desirable and in the best interests of Zoom to continue employment of that firm. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Vote Required to Approve the Proposal to Appoint KPMG Peat Marwick LLP as Zoom's Independent Auditors The affirmative vote of the holders of a majority of the shares of Common Stock Present, in person or by proxy, and entitled to vote at the Meeting and voting on the proposal, is required to approve the appointment of KPMG Peat Marwick LLP as auditor. Proxies will be voted in favor of the action unless otherwise instructed by the Shareholders. The Board of Directors recommends a vote FOR approval of Proposal No. 2.

                              SHAREHOLDER PROPOSALS
     Shareholder proposals which comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and which are intended to be presented by such Shareholder at Zoom's 2000 Annual General Meeting, must be received by Zoom no later than January 22, 2000, in order to be considered for inclusion in the Proxy Circular relating to that meeting.

     Notice of Shareholder proposals intended to be presented at Zoom's 2000 Annual General Meeting which are submitted outside the processes of Rule 14a-8 will be considered untimely if received by Zoom after April 6, 2000. The proxy solicited by the Board of Directors with respect to that meeting may confer discretionary authority to vote on matters submitted in an untimely proposal.

                           INCORPORATION BY REFERENCE
     To the extent that this Proxy Circular has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Circular entitled "Board of Directors Report on Executive Compensation" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                 BOARD APPROVAL
     The Board of Directors has approved the contents of this Proxy Circular and its issue to Shareholders.

                           ANNUAL REPORT ON FORM 10-K
     Copies of Zoom's Annual Report on Form 10-K for the fiscal year ending December 31, 1998, as filed with the Securities and Exchange Commission are available to shareholders without charge upon written request addressed to Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111, Attention:
Investor Relations.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                                          CERTIFIED


                                                   By: /s/ Frank Manning
                                                       ------------------------
                                                       Frank Manning, President

                             ZOOM TELEPHONICS, INC.
                                  FORM OF PROXY
     THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF ZOOM TELEPHONICS, INC. (THE "CORPORATION") FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 25, 1999. The undersigned shareholder appoints Frank B. Manning or, failing him, Peter R. Kramer or, failing him, Craig D. Thomas or, instead of any of them __________________ as proxyholder, with power of substitution, to attend, act and vote in respect of all shares registered in the name of the undersigned at the1999 Annual General Meeting of Shareholders of the Corporation to be held on Friday June 25, 1999, and at any adjournments thereof on the matters indicated below which are described in the Proxy Circular and, at the proxyholder's discretion, on amendments or variations to such matters and on such other matters as may properly come before the Meeting. The undersigned revokes any instrument or proxy heretofore given with respect to the Meeting or any adjournments thereof with respect only to the shares identified below.
VOTE:

1. To elect the following persons as directors of the Corporation for the ensuing year:
Nominees:  Frank B. Manning, Peter R. Kramer, Bernard Furman,
           J. Ronald Woods, L. Lamont Gordon

            | | FOR                       | | WITHHOLD
                all nominees                  from all nominees

            | | FOR, except vote withheld from the following nominee(s):

            ------------------------------------------------------------

2. To appoint KPMG Peat Marwick LLP as auditor of the Corporation for the ensuing year at a remuneration to be fixed by the directors.

            | | FOR                       | | WITHHOLD

ON ANY BALLOT THAT MAY BE CALLED FOR, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE SHAREHOLDER. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS LISTED ABOVE.

NOTES:

1. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS, OTHER THAN THE MANAGEMENT NOMINEES. To exercise this right, you should either strike out the names of Messrs. Manning, Kramer and Thomas and insert in the space provided the name of the person you desire to designate as proxyholder, or complete another proper form of proxy.

2. A proxy, to be valid, must be dated and signed by the shareholder. Executors, administrators, trustees, guardians, attorneys and officers of corporations should add their titles when signing. If this form of proxy is not dated, the undersigned hereby authorizes the Chairman of the Meeting or the Chairman's delegate to fill in the date June 24, 1999.

3. A proxy to be effective must be deposited and received at the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 before 6:00 p.m. Eastern time on June 24, 1999.

Signature                                Name (Please Print)
          -------------------------------                   --------------------
Address
       -------------------------------------------------------------------------
Date              , 1999 Number of Shares to be voted
     -------------                                   ---------------------------

     (IF LEFT BLANK, ALL SHARES REGISTERED IN YOUR NAME WILL BE DEEMED TO BE
                           REPRESENTED BY THIS PROXY.)